UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01	Financial Statement and Exhibits	3
SIGNATURES EX-99.1		4

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Republic Services, Inc. (the “Company”) has named Jon Vander Ark as the Company’s Executive Vice President, Chief Operating Officer, to be effective on January 1, 2018.

Mr. Vander Ark, 42, has served as the Company’s Executive Vice President, Operations, since March 2016. In this role, Mr. Vander Ark is responsible for overseeing the Company’s operations in the eastern half of the United States, which represents approximately $5 billion of the Company’s annualized revenues. Mr. Vander Ark previously oversaw the Company’s operations in the western half of the United States.

Mr. Vander Ark joined the Company in January 2013 as Executive Vice President, Chief Marketing Officer. Prior to joining the Company, he served as a partner at McKinsey & Company’s Detroit office, managing clients across a variety of industries, including transportation, logistics, manufacturing and consumer products.

In connection with the appointment to his new position, Mr. Vander Ark will receive a salary and will continue to participate in the Company’s executive incentive plan, stock incentive plan, deferred compensation plan and other benefits plans in amounts commensurate with his new position to be approved by the Management Development and Compensation Committee of the Company’s Board of Directors in February 2018.

A copy of the press release dated December 7, 2017 announcing Mr. Vander Ark’s appointment as Executive Vice President, Chief Operating Officer is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date: December 7, 2017	By:	/s/ Catharine D. Ellingsen
Catharine D. Ellingsen
Executive Vice President, Chief
Legal Officer, Chief Ethics and
Compliance Officer and
Corporate Secretary